SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Health Care Fund

The following replaces similar disclosure under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectus:

Leefin Lai, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2001.

Thomas E. Bucher, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

Please Retain This Supplement for Future Reference

February 1, 2011
PROSTKR-38